Exhibit 23


                        WESTERN UNION INTERNATIONAL, INC.
                401(k) PLAN FOR COLLECTIVELY BARGAINED EMPLOYEES
                                 EIN: 13-1989550



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       -----------------------------------

         We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 333-12849) of MCI Communications Corporation of our report dated June 11, 1997, appearing on page 3 of this Form 11-K.



         PRICE WATERHOUSE LLP
         --------------------
         PRICE WATERHOUSE LLP
         Washington, D.C.
         June 27, 1997








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